                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_] Preliminary Proxy Statement           [_] CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
[X] Definitive Proxy Statement                RULE 14C-5(D)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12



                     MEDICAL RESOURCE COMPANIES OF AMERICA
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

                     MEDICAL RESOURCE COMPANIES OF AMERICA
                              4265 KELLWAY CIRCLE
                             ADDISON, TEXAS  75244

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON MAY 24, 1995


To the Stockholders:

     The Annual Meeting of the Holders of Common Stock ("Stockholders") of Medical Resource Companies of America will be held at the office of the Company at 4265 Kellway Circle, Addison, Texas, at 10:00 a.m., Dallas time, on May 24, 1995 to act upon the following matters:

          1. To elect four Directors to hold office in accordance with the Articles of Incorporation and Bylaws of the Company;

          2. To ratify the selection of Grant Thornton as the Company's auditors; and

          3. The transaction of such other business that may properly come before meeting or any adjournment or postponement thereof.

Only Stockholders of record at the close of business on April 21, 1995 are entitled to notice of and to vote at the Annual Meeting.

     All Stockholders are cordially invited and urged to attend the Annual Meeting. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE STILL REQUESTED TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ADDRESSED ENVELOPE. If you attend, you may vote in person if you wish, even though you have sent your proxy.


                                    BY ORDER OF THE BOARD OF
                                    DIRECTORS


                                    James R. Gilley, President and
                                    Chief Executive Officer

April 28, 1995

                     MEDICAL RESOURCE COMPANIES OF AMERICA
                              4265 KELLWAY CIRCLE
                             ADDISON, TEXAS 75244

                                PROXY STATEMENT


     This Proxy Statement and the accompanying proxy card are being mailed to Stockholders beginning on or about April 28, 1995 in connection with the solicitation of proxies by the Board of Directors of Medical Resource Companies of America, a Nevada corporation ("Medical Resource" or the "Company"). Proxies will be voted at the Annual Meeting of Stockholders of the Company to be held at the time and place and for the purposes set forth in the accompanying Notice.

     The expense of this solicitation, including the reasonable costs incurred by custodians, nominees, fiduciaries and other agents in forwarding the proxy material to their principals, will be borne by the Company. The Company will also reimburse brokerage firms and other custodians and nominees for their expenses in distributing proxy material to beneficial owners of the Company's Common Stock in accordance with Securities and Exchange Commission requirements. In addition to the solicitation made hereby, certain directors, officers and employees of the Company may solicit proxies by telephone and personal contact.


                               VOTING OF SHARES

     As of April 21, 1995, the record date for the determination of Stockholders entitled to vote at the Annual Meeting, the Company had outstanding approximately 17,541,000 shares of common stock, par value $0.01 ("Common Stock"), and 14,000 shares of Series B Preferred Stock, which are the only classes of stock of the Company entitled to vote at the Annual Meeting. Each Stockholder is entitled to one vote for each share of Common Stock or Series B Preferred Stock held.

     On the record date, 8,050,000 shares of Common Stock, representing 45.9% of shares outstanding, were held through a wholly owned corporation and through a family trust by James R. Gilley, President and Chief Executive Officer of the Company. An additional 3,903,181 shares (22.2% of shares outstanding) were held of record by Mr. Gilley's spouse and adult children both as individuals and as trustees for various family trusts. All such persons have indicated they will vote their shares outstanding for the election of Directors at the Annual Meeting, which will insure their election.

     All duly executed proxies received prior to the Annual Meeting will be voted in accordance with the choices specified therein. As to any matter for which no choice has been specified in a duly executed proxy, the shares represented thereby will be voted at the Annual Meeting or any adjournments thereof for the election as Directors of the nominees listed herein. A Stockholder giving a proxy may revoke it at any time before it is voted at the Annual Meeting by written revocation addressed to Mr. Michael Merrell, Assistant Secretary, at the Company's address shown above. A Stockholder who attends the Annual Meeting may, if he or she wishes, vote by ballot, and such vote will cancel any proxy previously given.

                             ELECTION OF DIRECTORS

NOMINEES

     At the Annual Meeting, four Class I directors will be elected to hold office until the 1998 Annual Meeting of Stockholders or until their successors are elected and qualified. The Company's Articles of Incorporation provide that the directors shall be divided into three classes of equal or approximately equal number, and that the number of directors constituting the Board of Directors shall from time to time be fixed and determined by a vote of a majority of the Company's directors serving at the time of such vote. The Board of Directors is now comprised of nine members, with each class consisting of three members, and the Board of Directors has provided that there shall be ten members of the Board effective the date of the Annual Meeting, of which four members of Class I will be elected at the Annual Meeting, three members of Class II are in office until 1996, and three members in Class III are in office until 1997.

     It is intended that the accompanying proxy, unless contrary instructions are set forth therein, will be voted for the election of the four nominees for election as Directors as set forth in the following table. If any nominee becomes unavailable for election to the Board of Directors, the persons named in the proxy may act with discretionary authority to vote the proxy for such other person, if any, as may be designated by the Board of Directors. However, the Board is not aware of any circumstances likely to render any of the nominees unavailable for election.

     The following table sets forth certain information with respect to those persons who will be nominees for election at the Annual Meeting and the other incumbent directors. Included within the information below is information concerning the business experience of each such person during the past five years. The number of shares of Common Stock beneficially owned by each of such persons as of March 31, 1995 is set forth below in "Securities Ownership of Certain Beneficial Owners."

NOMINEE AND BUSINESS EXPERIENCE

Class I
Being elected at Annual Meeting for a term to expire in 1998
- - ------------------------------------------------------------

James R. Gilley                    Mr. Gilley has been President and
                 Age 61            Chairman of the Company since November 1989.

Gene S. Bertcher                   Mr. Bertcher has been a director and
                 Age 46            Executive Vice President and Chief Financial
                                   Officer since November 1989. From July until
                                   September 1989, he was Executive Vice
                                   President of National Heritage, Inc. Prior to that he was a partner with Grant Thornton, Certified Public Accountants. Mr. Bertcher is a certified public accountant.

Paul G. Chrysson                   Mr. Chrysson is President of C.B. Development
                 Age 40            Co., Inc., a North Carolina real estate
                                   developer. Mr. Chrysson is a member of the board of directors of Triad Bank and has served on the boards of various charitable organizations. He is a licensed real estate agent since 1974 and a licensed contractor since 1978.

W.  Michael Gilley                 Mr. Gilley has been a Director since
                 Age 39            September 1994, when he was appointed
                                   by the Board of Directors to fill a vacant seat. He has been employed as Executive Vice
                                   President since January 1995. From 1983 to
                                   1994 he was President of Bartram Investment
                                   Properties, Inc., a company which specializes in the development and management of commercial and multi-family real estate.


INCUMBENT DIRECTORS
Class II
Expires in 1996
- - ---------------

Michael E. McMurray                Mr. McMurray has been a Director
                 Age 40            since May 31, 1991.  Since July 1987,
                                   Mr. McMurray has been Vice President of
                                   Investments for Prudential Securities. Prior to joining Prudential Securities, Mr.
                                   McMurray was a financial consultant for
                                   Shearson Lehman Hutton from 1983 until July
                                   1987.

Robert L. Griffis                  Mr. Griffis has been a director and
                 Age 59            Senior Vice President of the Company
                                   since November 1992. For the past eight years he has been involved in the healthcare industry, as Senior Vice President of Retirement Corporation of America, Senior
                                   Vice President of National Heritage, Inc.,
                                   President of Health Resources, Inc.,
                                   President of the long term care division of Clinitex Corp., and from 1991 to 1992 as a consultant to the Company.

Matthew G. Gallins                 Mr. Gallins has been a Director,
                 Age 39            President and Chief Operations
                                   Officer of Gallins Vending Company, Inc.
                                   since 1990. He is a Foundation Board Director for Tanglewood Park in North Carolina, a
                                   Member of the Annual Campaign Fund for the United Way, and past Chairman of Special
                                   Events Solicitation Committee for the Forsyth
                                   County Mental Health Association.

Class III
Expires in 1997
- - ---------------
Richards D. Barger                 Mr. Barger is a founding partner of
                 Age 66            the Los Angeles law firm of Barger &
                                   Wolen. He is a member of the California bar.
                                   He served as Insurance Commissioner for the State of California from 1968 to 1972. From
                                   1969 to 1972, he was a member of the Advisory
                                   Committee to Secretary of HUD under the
                                   Federal Reinsurance Act of 1968. He is a past
                                   President of the National Association of Insurance Commissioners and has been a member of the California Commission on Uniform State
                                   Laws. He is a member of the Association of the Bar of the City of New York and the Los
                                   Angeles County and American Bar Associations.
                                   He serves on the boards of the Lawyers'
                                   Mutual Insurance Company, Bankers Protective
                                   Life Insurance Company and Gerling Global
                                   Life Insurance Company.


Steven R. Hague                    Mr. Hague has been President and
                 Age 50            Chief Executive Officer of Bankers
                                   Protective Life Insurance Company since April
                                   1993. From October 1990 to 1993 he was an insurance consultant. From October 1985 to October 1990 he was President and Chairman of the Board of Freedom Life Insurance Company of America. He is a former member of the Board of Directors of the Health Insurance
                                   Institute of America and is a former Chairman of the Industry Task Force on Agents'
                                   Licensing and Education for the National
                                   Association of Life Insurance Companies.


Don C. Benton                      Mr. Benton has been Director of
                 Age 40            Twelve Step Ministries, Lovers Lane
                                   United Methodist Church of Dallas since 1991 and Consultant for Spiritual Counseling and Education for the Addiction Recovery Center since 1993 and also served in that capacity for the Argyle Specialty Hospital. He has served as unit coordinator, admissions coordinator, and milieu therapist for various hospitals and facilities throughout Texas since 1988. He is a Licensed Chemical
                                   Dependency Counselor, and a Certified Alcohol and Drug Abuse Counselor.


SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth as of March 31, 1995 certain information with respect to all stockholders known by the Company to own beneficially more than 5% of the outstanding Common Stock and Series B Preferred Stock (which are the only outstanding classes of voting securities of the Company), as well as information with respect to the Company's Common Stock and Series B Preferred Stock owned beneficially by each director and nominee, by each executive officer whose compensation from Medical Resource in 1994 exceeded $100,000, and by all directors and nominees and officers (including certain key officers of subsidiaries) as a group. Unless otherwise indicated, each of such stockholders has sole voting and investment power with respect to the shares beneficially owned.

                                            Number of Shares             Percent of Class
                                    --------------------------------     -----------------
                                     Series B
Name and Address                    Preferred                                 Common
of Beneficial Owner                   Stock          Common Stock              Stock
- - -------------------                 ----------     -----------------     -----------------
James R. Gilley                              -        8,050,000/(2)/                 45.9%
4265 Kellway Circle
Addison, Texas  75244

Sylvia M. Gilley                             -     4,680,000/(2)(3)/                 26.7%
13711 Creekside Place
Dallas, Texas  75248

W. Michael Gilley                            -        1,223,181/(4)/                  7.0%
627B Coliseum Drive
Winston-Salem, NC 27106

Gene S. Bertcher                             -          350,000/(5)/                  2.0%
4265 Kellway Circle
Addison, Texas  75244

Robert L. Griffis                            -          150,000/(6)/                  0.1%
4265 Kellway Circle
Addison, Texas  75244

Michael E. McMurray                          -                     -                    -
5330 Merrick Rd.
Massapequa, New York
11758

Matthew G. Gallins                           -          100,000/(7)/                  0.1%
715 Stadium Drive
Winston-Salem, NC  27101

Paul G. Chrysson                             -                     -                    -
1045 Burke Street
Winston-Salem, NC  27101

Richards D. Barger                           -                     -                    -
945 San Marino Avenue
San Marino, CA  91108

Steven R. Hague                              -                     -                    -
1650 Bank One Tower
221 W. Sixth Street
Austin, Texas  78701

Don C. Benton                                -                     -                    -
Lovers Lane United
Methodist Church
9200 Inwood Road
Dallas, Texas  75220

Columbia General Corp.              5,772/(8)/                                          -
5949 Sherry Lane
Dallas, Texas  75225

Stan Mallory                        2,825/(8)/                                          -
c/o Mallory LP
P.O. Box 660
Mineola, Texas  75773

                                            Number of Shares             Percent of Class
                                    --------------------------------     -----------------
                                     Series B
Name and Address                    Preferred                                 Common
of Beneficial Owner                   Stock          Common Stock              Stock
- - -------------------                 ----------     -----------------     -----------------
All officers and directors                   -             9,973,181                 56.8%
 (and nominees) as a group
 (17 persons)

- - -------------------------

(1) In accordance with Securities and Exchange Commission regulations, shares are deemed to be "beneficially owned" by a person who directly or indirectly has or shares the power to vote or to dispose of or to direct the voting or disposition of, such shares. In addition, a person is deemed to own beneficially any shares if such person has the right to acquire beneficial ownership of such shares within 60 days, such as by conversion of a convertible security or exercise of a warrant or stock option.

(2) Consists of 6,050,000 shares owned by JRG Investments, Inc. ("JRG"), a corporation wholly owned by Mr. Gilley, and 2,000,000 shares owned by a grantor trust for the benefit of James R. and Sylvia M. Gilley. Mr. Gilley and JRG have pledged 5,831,818 shares of Medical Resource Common Stock and 944,418 shares of Medical Resource Series A Preferred Stock, and Mr. Gilley has pledged all of his shares in JRG, to MS Holding Corp., a nonaffiliated entity, as collateral for repayment of a $5,700,000 promissory note payable by JRG to MS Holding Corp. The note requires payment of annual interest only until May 23, 1997, when the principal balance and all accrued interest is due and payable. Failure to repay such note when due could result in change in the control of the Company. Of the shares owned by the grantor trust, 1,000,000 shares were acquired by the trust from the Company in November 1993 in consideration of a $2,250,000 partial recourse promissory note executed by the grantor trust and Mr. Gilley (as co-maker). This note bears interest at an annual rate of 5.5% until November 2003, when the entire principal balance and all accrued interest is due. The note is collateralized by the 1,000,000 shares purchased by the grantor trust, and the grantor trust and Mr. Gilley (as co-maker) have personal recourse only for the first 20% of the principal balance.

(3) Mrs. Gilley is the spouse of James R. Gilley. Consists of the 2,000,000 shares owned by the grantor trust for the benefit of Mr. and Mrs. Gilley, and 2,680,000 shares owned of record. Other than the shares owned by the grantor trust, Mrs. Gilley disclaims any beneficial ownership of the shares owned by Mr. Gilley and JRG. Mr. Gilley and JRG disclaim beneficial ownership of the shares owned by Mrs. Gilley.

(4) Consists of 398,181 shares owned of record, 150,000 shares issued for a promissory note of $187,500, for which the shares are pledged as collateral, 25,000 shares owned by Bartram Investment Properties, Inc., a wholly owned corporation and 650,000 shares owned by five trusts for which Mr. Gilley acts as co-trustee for the benefit of the children and grandchildren of James R. and Sylvia M. Gilley.

(5) Consists of 250,000 shares of the Company issued for a promissory note of $62,500, for which the shares are pledged as collateral, and options to purchase 100,000 shares for $2.25 per share vesting over nine years, of which 10,000 shares vested immediately and the remainder vest over a nine year period beginning January 1, 1994.

(6) In November 1992, Mr. Griffis obtained a loan from Medical Resource for $75,000 which was used to exercise options to purchase 150,000 shares of Medical Resource Common Stock. The loan is collateralized by the shares purchased by Mr. Griffis.

(7) Consists of 100,000 shares owned by a trust for which Mr. Gallins acts as co-trustee for the benefit of one of the grandchildren of James R. and Sylvia M. Gilley.

(8) Represents 44.4% and 21.7%, respectively, of the outstanding shares of Series B Preferred Stock.

EXECUTIVE COMPENSATION

     The following tables set forth the compensation paid by the Company for services rendered during the fiscal years ended December 31, 1994, 1993 and 1992 to the Chief Executive Officer of the Company and to the other executive officers of the Company whose total annual salary and bonus in 1994 exceeded $100,000, the number of options granted to any of such persons during 1994, and the value of the unexercised options held by any of such persons on December 31, 1994.

                          SUMMARY COMPENSATION TABLE

                                                                Long Term
                                                              Compensation-
           Name and                            Annual           Securities              All
          Principal                         Compensation-       Underlying             Other
           Position                Year      Salary/(1)/         Options         Compensation/(2)/
- - ------------------------------     ----     -------------     --------------     -----------------
James R. Gilley,                   1994          $460,000                  -                $6,500
  President and                    1993           460,000                  -                 4,500
  Chief Executive Officer          1992           280,000                                    6,500

Gene S. Bertcher,                  1994           150,000                  -                 6,500
  Executive Vice                   1993           150,000            100,000                 4,500
  President and  Chief             1992           132,000                  -                 6,500
  Financial Officer

Robert L. Griffis,                 1994           100,000                  -                 6,500
  Senior Vice President            1993           100,000                  -                 4,500
                                   1992            53,000            150,000                 2,000

- - ---------------------------------

(1) Includes salary, but does not include the value of certain benefits furnished by Medical Resource not exceeding the lesser of $50,000 or 10% of the compensation stated above for any named individual.

(2)  Constitutes directors' fees paid by the Company to the named individuals.

- - ---------------------------------

                            OPTION/SAR GRANTS TABLE
                    (OPTION/SAR GRANTS IN LAST FISCAL YEAR)


                               Number of
                               Securities                Percent of
                              Underlying                Total Options          Exercise or
                            Options Granted        Granted to Employees in      Base Price      Expiration
        Name                       #                     Fiscal Year              ($/Sh)           Date
- - ---------------------     --------------------     -----------------------     ------------     ----------
Gene S. Bertcher                       100,000                        16.7            2.25      11/21/2003

                 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL
                       YEAR AND FY-END OPTION/SAR VALUES

                                                                                                Value of Unexercised
                                                               Number of Securities                 In-the-Money
                                                              Underlying Unexercised            Options/SARs at 1994
                                                            Options/SARs at 1994 FY-End                FY-End
                          Shares Acquired      Value       -----------------------------     ---------------------------
        Name                on Exercise       Realized     Exercisable     Unexercisable     Exercisable   Unexercisable
- - ---------------------     ---------------     --------     -----------------------------     ---------------------------
Gene S. Bertcher                        -            -           30,000           70,000             -0-             -0-

- - --------------------------------

     Medical Resource pays each director a fee of $2,500 per year, plus a meeting fee of $1,000 for each Board meeting attended.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The following paragraphs describe certain transactions between Medical Resource and (i) any Stockholder beneficially owning more than 5% of the outstanding Common Stock, (ii) the officers and directors of Medical Resource serving in such capacities prior to consummation of the Merger and (iii) members of the immediate family or affiliates of any of the foregoing, which transactions occurred since the beginning of the 1993 fiscal year.

     James R. Gilley made working capital loans to the Company during 1993 totalling $420,000. Said loans were due on demand and bore interest at 14%. On November 19, 1993, Mr. Gilley loaned an additional $100,000 and refinanced all principal and interest into a term note in the principal amount of $625,000 payable over ten years plus interest at 10% per year, secured by a first mortgage on the Company's office building in Addison, Texas. The loan was repaid in December, 1994.

     On November 19, 1993 the Company sold 1,000,000 unregistered shares of its Common Stock, to James R. Gilley at a price equal to the closing price of the shares on the American Stock Exchange on that date ($2.25) per share for consideration consisting of a promissory note for the full purchase price thereof, of which 20% of the principal amount of the note is a recourse obligation of the maker and the balance of the note is nonrecourse. Such note bears interest at the rate of 5-1/2% per annum, which accrues and is payable along with all principal upon maturity on November 18, 2003, and is secured by a pledge of the stock back to the Company to hold as collateral for payment of the note pending payment in full.

     On December 29, 1994, the Company sold 150,000 unregistered shares of its Common Stock to W. Michael Gilley at a price equal to the closing price of the shares on the American Stock Exchange ($1.25) for consideration consisting of a promissory note for the full purchase price, of which 20% of the principal amount of the note is a recourse obligation of the maker and the balance is nonrecourse. Such note is secured by a pledge of the shares purchased, bears interest at a rate equal to any cash or stock dividends declared on the purchased stock, and is due in a single installment on or before December 31, 1999.

     In connection with the sale of four properties in Georgia previously owned by the Company, the Company retained first mortgages which were subordinate to a series of tax free bonds issued upon the defeasance of the bonds. The Series B Bonds were purchased for investment by Sylvia Gilley, wife of James R. Gilley. The Company had the opportunity to sell the mortgages but only if the Company would guarantee the B Bonds, which it did following Board of Director approval. Due to current litigation with the purchaser of the property, it is possible that the bond interest will not be paid. The Conflicts of Interest Committee resolved to reimburse the legal fees of Sylvia Gilley pursuant to litigation to collect defaulted interest that is prosecuted in her name, with the Company to be reimbursed from the proceeds of any recovery.

     Beginning in 1992, subsidiaries of the Company have provided construction services at an assisted living project in Norman, Oklahoma which is owned by a trust for Sylvia Gilley. As of December 31, 1994, the Company is owed $173,623, which includes a fee of $80,000 for services rendered. The Company anticipates it will continue to provide construction services through the first half of 1995.

     In March 1994, Sylvia M. Gilley, wife of James R. Gilley made a $1,000,000 loan to the Company, bearing interest at 12%. The loan was repaid in December, 1994.

     It is the policy of Medical Resource that all transactions between Medical Resource and any officer or director, or any of their affiliates, must be approved by the Conflict of Interest Committee, which is comprised of non-management members of the Board of Directors of Medical Resource. All of the transactions described above were approved.

ORGANIZATION OF THE BOARD OF DIRECTORS

     The Board of Directors has the following committees:

          Committee           Members
          ---------           -------

          Executive           James R. Gilley - Chairman
                              Richards D. Barger
                              Michael E. McMurray

          Audit               Matthew G. Gallins - Chairman
                              Don C. Benton
                              Michael E. McMurray

          Compensation        Michael E. McMurray - Chairman
                              Don C. Benton
                              Matthew G. Gallins

          Conflicts of
          Interest            Richards D. Barger - Chairman
                              Don C. Benton
                              Matthew G. Gallins
                              Michael E. McMurray


     The Executive Committee conducts the normal business operations of the Company and acts as Nominating Committee and Stock Option Committee. The Audit Committee recommends an independent auditor for the Company, consults with such independent auditor and reviews the Company's financial statements. The Compensation Committee fixes the compensation of officers and key employees of the Company. The Conflicts of Interest Committee receives and investigates any reports of or perceived conflicts of interest in any activities undertaken by the Company.

     The Board of Directors had three meetings during 1994. The Executive, Audit, Compensation and Conflicts of Interest Committees each met twice.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     No director, officer or beneficial owner of more than 10% of any class of equity securities of the Company failed to file on a timely basis, as disclosed in Forms 3, 4 or 5 reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal years.


                           RATIFICATION OF AUDITORS

     The Board of Directors has selected Grant Thornton to serve as the Company's independent auditors for the year ending December 31, 1995. The Stockholders are being asked to ratify the Board's selection. Representatives of Grant Thornton will be present at the Annual Meeting and will have the opportunity to make a statement and will be available to answer appropriate questions.

VOTE REQUIRED AND RECOMMENDATION OF THE BOARD

     Ratification of the Appointment of Grant Thornton as the Company's independent auditors for the fiscal year ending December 31, 1995 requires the affirmative vote of a majority of the outstanding shares of common stock represented at the Annual Meeting of Stockholders and entitled to vote.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMEND A VOTE "FOR" RATIFICATION OF THE PROPOSED APPOINTMENT OF GRANT THORNTON AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1995.

                                 ANNUAL REPORT

     The Annual Report to Stockholders, including consolidated financial statements, for the year ended December 31, 1994, accompanies the proxy material being mailed to all Stockholders. The Annual Report is not a part of the proxy solicitation material.


                                 OTHER MATTERS

     The Board of Directors does not intend to bring any other matters before the Annual Meeting and has not been informed that any other matters are to be presented to the Annual Meeting by others. In the event that other matters properly come before the Annual Meeting or any adjournments thereof it is intended that the persons named in the accompanying proxy and acting thereunder will vote in accordance with their best judgment.


                            DEADLINE FOR SUBMISSION
                         OF PROPOSALS TO BE PRESENTED
                  AT THE 1996 ANNUAL MEETING OF STOCKHOLDERS

     Any Stockholder who intends to present a proposal at the 1996 Annual Meeting of Stockholders must file such proposal with the Company by February 29, 1996 for possible inclusion in the Company's proxy statement and form of proxy relating to the meeting.



                                    By Order of the Board of Directors



                                    James R. Gilley,
                                    President and Chief Executive Officer

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PROXY                MEDICAL RESOURCE COMPANIES OF AMERICA
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Medical Resource Companies of America (the "Company") to be held at the offices of the Company at 4265 Kellway Circle, Addison, Texas, on May 24, 1995, beginning at 10:00 a.m., Dallas Time, and the Proxy Statement in connection therewith and (2) appoints James R. Gilley and Gene S. Bertcher, and each of them, the undersigned's proxies with full power of substitution for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof.

The undersigned directs that the undersigned's proxy be voted as follows:

1. ELECTION   [_] FOR all Class I       [_] WITHHOLD
 OF            nominees listed below     AUTHORITY to vote
 DIRECTORS     (except as marked to      for all Class I
               the contrary below)       nominees listed
                                         below
              Class I nominees: James R. Gilley, Gene S. Bertcher, W. Michael
              Gilley, and Paul G. Chrysson

 (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

- - --------------------------------------------------------------------------------
2. RATIFY SELECTION OF GRANT THORNTON AS THE COMPANY'S AUDITORS

   [_] FOR ratification  [_] AGAINST ratification  [_] ABSTAIN from voting

3. IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

This proxy will be voted as specified above. IF NO SPECIFICATION IS MADE, THIS
PROXY WILL BE VOTED FOR THE ELECTION OF ALL CLASS I DIRECTOR NOMINEES IN ITEM 1
ABOVE AND FOR THE RATIFICATION IN ITEM 2 ABOVE.
- - --------------------------------------------------------------------------------





- - --------------------------------------------------------------------------------
The undersigned hereby revokes any proxy heretofore given to vote or act with respect to the Common Stock of the Company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them may lawfully do by virtue hereof.
If more than one of the proxies named shall be present in person or by substitute at the meeting or at any adjournment thereof, the majority of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.
Please date, sign and mail this proxy in the enclosed envelope. No postage is required.

                                           Date _________________________, 1995


                                           ------------------------------------
                                                 Signature of Stockholder


                                           ------------------------------------
                                                 Signature of Stockholder

                                           Please date this proxy and sign
                                           your name exactly as it appears
                                           hereon. Where there is more than
                                           one owner, each should sign. When
                                           signing as an attorney,
                                           administrator, executor, guardian
                                           or trustee, please add your title
                                           as such. If executed by a
                                           corporation, the proxy should be
                                           signed by a duly authorized
                                           officer.
- - --------------------------------------------------------------------------------